SALE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

These Sale Agreement Master Securitization Terms Number 1000 (“Master Sale Terms”) dated as of April 11, 2013 among SLM Funding LLC (in such capacity, the “Seller”), SLM Student Loan Trust 2013-2 (the “Purchaser” or the “Trust”), and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of the Seller under the Funding Interim Trust Agreement dated as of April 11, 2013 between the Seller and the Interim Eligible Lender Trustee, and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Purchaser (the “Eligible Lender Trustee”), shall be effective upon execution by the parties hereto.  References to the Seller herein mean the Interim Eligible Lender Trustee, and references to the Purchaser mean the Eligible Lender Trustee, for all purposes involving the holding or transferring of legal title to the Trust Student Loans.

WHEREAS, the Seller is the owner of certain student loans guaranteed under the Higher Education Act;

WHEREAS, legal title to such loans is vested in the Interim Eligible Lender Trustee, as trustee for the benefit of the Seller as the sole beneficiary;

WHEREAS, the Seller may desire to sell its interest in such loans from time to time and the Purchaser may desire to purchase such loans from the Seller;

WHEREAS, the Purchaser desires to purchase from the Seller the portfolio of Initial Loans;

WHEREAS, from time to time following the Closing Date until the end of the Supplemental Purchase Period, the Seller may desire to sell Additional Loans and the Purchaser may purchase such Additional Loans in accordance with these Master Sale Terms and the related Additional Sale Agreement;

WHEREAS, from time to time, Seller may substitute loans in accordance with these Master Sale Terms; and

WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such loans for the benefit of the Purchaser.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.     TERMS

These Master Sale Terms establish the terms under which the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of the Seller) may sell and the Purchaser (and with respect to legal title, the Eligible Lender Trustee on behalf of the Purchaser) may purchase the Loans (and all obligations of the Borrowers thereunder) specified in the Initial Sale Agreement with respect to the Initial Loans or each Additional Sale Agreement with respect to any Additional Loans or Substituted Loans as the parties may execute from time to time pursuant to these Master Sale Terms.  The Initial Sale Agreement and each Additional Sale Agreement, as applicable, shall be substantially in the form of Attachment A and Attachment C hereto, respectively, in each case incorporating by reference the terms of these Master Sale Terms, and shall be a separate agreement among the Seller, the Purchaser, the Eligible Lender Trustee for the benefit of the Purchaser, and the Interim Eligible Lender Trustee for the benefit of the Seller with respect to the Loans covered by the terms of the Initial Sale Agreement or the related Additional Sale Agreement, as applicable.  If the terms of the Initial Sale Agreement or any Additional Sale Agreement conflict with the terms of these Master Sale Terms, the terms of the Initial Sale Agreement or the related Additional Sale Agreement, as applicable, shall supersede and govern.

SECTION 2.     DEFINITIONS

Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein, including in the related Sale Agreement and Bill of Sale, shall have the meanings set forth in Appendix A to the Indenture, dated as of April 11, 2013 (the “Indenture”), among the Eligible Lender Trustee on behalf of the Trust, the Trust and Deutsche Bank National Trust Company, a national banking association, not in its individual capacity but solely as indenture trustee (in such capacity, the “Indenture Trustee”), as such appendix may be amended or supplemented from time to time with the consent of the parties hereto.

For purposes hereof:

(A)     “Account” means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

(B)     “Additional Bill of Sale” means each document, in the form of Attachment D hereto, executed by an authorized officer of the Interim Eligible Lender Trustee for the benefit of the Seller and the Eligible Lender Trustee for the benefit of the Purchaser which shall:  (i) set forth the list and certain terms of (a) Additional Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller and accepted for purchase by the Eligible Lender Trustee for the benefit of the Purchaser, including the Additional Loans Purchase Price for the Additional Loans being sold thereunder or (b) Substituted Loans substituted by the Seller, (ii) sell, assign and convey to the Purchaser and the Eligible Lender Trustee, for the benefit of the Purchaser, and their  assignees, all rights, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in the Additional Loans or Substituted Loans, as applicable, listed on the related Additional Bill of Sale and (iii) certify that the representations and warranties made by the Seller pursuant to Sections 5(A) and (B) of these Master Sale Terms are true and correct.

(C)     “Additional Loans” means the Eligible Loans evidenced by a Note or Notes sold from time to time during the Supplemental Purchase Period pursuant to an Additional Sale Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(D)     “Additional Loans Purchase Price” means the dollar amount representing the aggregate purchase price of the related Additional Loans as specified in the applicable Additional Sale Agreement (which, with respect to any Additional Trust Student Loan purchased with funds on deposit in the Supplemental Purchase Account, will be equal to 100% of the aggregate principal balance of such Additional Trust Student Loan, plus accrued interest to be capitalized).

(E)     “Additional Sale Agreement” means each Additional Sale Agreement (including the related Additional Bill of Sale, the related Blanket Endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which these Master Sale Terms form a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by the Seller and the Interim Eligible Lender Trustee (for the benefit of the Seller), the Purchaser and the Eligible Lender Trustee (for the benefit of the Purchaser) which certifies that the representations and warranties made by the Seller as set forth in Sections 5(A) and (B) of these Master Sale Terms are true and correct as of the related Purchase Date.

(F)     “Bill of Sale” means the Initial Bill of Sale or an Additional Bill of Sale, as applicable.

(G)     “Bluemont Funding” means Bluemont Funding LLC.

(H)     “Bluemont Funding Master Purchase Terms” means the Purchase Agreement Master Securitization Terms Number 1000 dated April 11, 2013, among Bluemont Funding, as seller, Deutsche Bank Trust Company Americas, as interim eligible lender trustee for the benefit of Bluemont Funding, SLM Funding LLC, and the Interim Eligible Lender Trustee for the benefit of the SLM Funding LLC.

(I)      “Borrower” means the obligor on a Loan.

(J)      “Consolidation Loan” means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

(K)     “Cutoff Date” means the Initial Cutoff Date, Statistical Cutoff Date or any Subsequent Cutoff Date, as applicable.

(L)     “Eligible Loan” means a Loan offered for sale or substituted by the Seller under a Sale Agreement which as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is current or not more past due than permitted under such Sale Agreement in payment of principal or interest and which meets the following criteria as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Additional Loan or Substituted Loan:

(i)     is a Stafford Loan, a PLUS Loan or an SLS Loan, and is not a Consolidation Loan;

(ii)     is owned by the Seller and is fully disbursed;

(iii)     is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

(iv)     bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

(v)     is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

(vi)     if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

(vii)     is current or no payment of principal or interest shall be more than 210 days past due as of the Statistical Cutoff Date, in the case of the Initial Loans, or in relation to any Additional Loan or Substituted Loan, the related Subsequent Cutoff Date;

(viii)     the last disbursement was before the Statistical Cutoff Date, in the case of the Initial Loans, or before the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan;

(ix)     is supported by the following documentation:

1.	loan application, and any supplement thereto,

2.
original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

3.	evidence of guarantee,

4.	any other document and/or record which the Purchaser may be required to retain pursuant to the Higher Education Act,

5.
if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Statistical Cutoff Date, in the case of the Initial Loans, or, the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

6.	if applicable, documentation which supports periods of current or past deferment or past forbearance,

7.
if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact the Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

8.	if applicable, evidence of all requests for skip-tracing assistance and current address of the Borrower, if located,

9.	if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) has/have been notified, and

10.	if applicable, a record of any event resulting in a change to or confirmation of any data in the related Trust Student Loan File.

(M)     “Excess Distribution Certificate” means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(k) and 2.9(f) of the Administration Agreement.

(N)     “Initial Bill of Sale” means the document, in the form of Attachment B hereto, executed by an authorized officer of the Interim Eligible Lender Trustee for the benefit of the Seller and the Eligible Lender Trustee for the benefit of the Purchaser which shall (i) set forth the applicable Initial Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller and accepted for purchase by the Eligible Lender Trustee for the benefit of the Purchaser, (ii) sell, assign and convey to the Purchaser and the Eligible Lender Trustee, for the benefit of the Purchaser, and their  assignees, all rights, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by the Seller as set forth in Sections 5 (A) and (B) of these Master Sale Terms are true and correct.

(O)     “Initial Cutoff Date” means April 11, 2013.

(P)     “Initial Loans” means the Eligible Loans evidenced by the Notes sold on the Closing Date pursuant to the Initial Sale Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(Q)     “Initial Purchase Price” means the dollar amount or other consideration specified as the "Initial Purchase Price" in the applicable Sale Agreement.

(R)     “Initial Sale Agreement” means the Sale Agreement (including the related Blanket Endorsement, Initial Bill of Sale and any attachments thereto) substantially in the form of Attachment A hereto (of which these Master Sale Terms form a part by reference), to be executed by the Seller, the Interim Eligible Lender Trustee for the benefit of the Seller, the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser, which shall certify that the representations and warranties made by the Seller as set forth in Sections 5 (A) and (B) of these Master Sale Terms are true and correct as of the Closing Date.

(S)     “Loan” means an Initial Loan, Additional Loan or Substituted Loan, as applicable, offered for sale and purchased, or substituted, pursuant to the related Sale Agreement.

(T)     “Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to the Seller by the Purchaser and completed by the Seller which list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the related Cutoff Date.

(U)     “Note” means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower’s obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

(V)     “PLUS Loan” means a Loan that was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

(W)     “Principal Balance” means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

(X)     “Purchase Date” means with respect to the Initial Loans, the Closing Date, and with respect to any Additional Loans or Substituted Loans, the date of the related Additional Bill of Sale.

(Y)     “Purchase Price” means the Initial Purchase Price or the Additional Loans Purchase Price, as applicable.

(Z)     “Purchased Loans” means, with respect to each Sale Agreement, the Loans sold and purchased or substituted pursuant to such Sale Agreement.

(AA)     “Sale Agreement” means the Initial Sale Agreement or an Additional Sale Agreement, as applicable.

(BB)     “Secretary” means the United States Secretary of Education or any successor.

(CC)     “SLM ECFC” means SLM Education Credit Finance Corporation.

(DD)     “SLM ECFC Master Purchase Terms” means the Purchase Agreement Master Securitization Terms Number 1000 dated April 11, 2013, among SLM ECFC, as seller, SLM Funding LLC and the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC.

(EE)     “SLS Loan” means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

(FF)     “Stafford Loan” means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

(GG)     “Statistical Cutoff Date” means February 28, 2013.

(HH)     “Subsequent Cutoff Date” means the date specified in the related Additional Sale Agreement agreed to by the Seller and the Purchaser for the purposes of determining the Principal Balance and accrued interest to be capitalized, as applicable, for purposes of completing each related Loan Transmittal Summary Form.

(II)     “Subsidized Stafford Loan” means a Loan for which the interest rate is governed by Section 427A(a) or 427A of the Higher Education Act.

(JJ)     “Substituted Loans” means the Eligible Loans evidenced by a Note or Notes substituted by the Seller, pursuant to the terms of Section 6(B) hereof, from time to time as evidenced by an Additional Sale Agreement and related documentation, together with any guarantees and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.  For all purposes hereunder, except with respect to Purchase Price or as otherwise set forth herein, Substituted Loans shall be treated as Additional Loans.

(KK)     “Town Center Funding” means Town Center Funding LLC.

(LL)     “Town Center Master Purchase Terms” means the Purchase Agreement Master Securitization Terms Number 1000 dated April 11, 2013, among Town Center Funding, as seller, Deutsche Bank Trust Company Americas, as interim eligible lender trustee for the benefit of Town Center Funding, SLM Funding LLC, and the Interim Eligible Lender Trustee for the benefit of the SLM Funding LLC.

(MM)     “Town Hall Funding” means Town Hall Funding LLC.

(NN)     “Town Hall Master Purchase Terms” means the Purchase Agreement Master Securitization Terms Number 1000 dated April 11, 2013, among Town Hall Funding, as seller, Deutsche Bank Trust Company Americas, as interim eligible lender trustee for the benefit of Town Hall Funding, SLM Funding LLC, and the Interim Eligible Lender Trustee for the benefit of the SLM Funding LLC.

(OO)      “Trust Student Loan” means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date, plus any Additional Loan, plus any Substituted Loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6(B) of this Sale Agreement or pursuant to Section 6(B) of an Additional Sale Agreement, or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

(PP)     “Unsubsidized Stafford Loan” means a Loan made pursuant to Section 428H of the Higher Education Act.

(QQ)     “VL Funding” means VL Funding LLC.

(RR)     “VL Master Purchase Terms” means the Purchase Agreement Master Securitization Terms Number 1000 dated April 11, 2013, among VL Funding, as seller, Deutsche Bank Trust Company Americas, as interim eligible lender trustee for the benefit of VL Funding, SLM Funding LLC, and the Interim Eligible Lender Trustee for the benefit of the SLM Funding LLC.

SECTION 3.     SALE/PURCHASE

    SECTION 3.1  SALE/PURCHASE OF INITIAL LOANS

(A)     Consummation of Sale and Purchase

The sale and purchase of Eligible Loans pursuant to the Initial Sale Agreement with respect to the Initial Loans shall be consummated upon:

(i) the Purchaser’s receipt from the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller of the Initial Bill of Sale;

(ii) the payment by the Purchaser to the Seller of the Initial Purchase Price;

(iii) the issuance by the Trust of the Excess Distribution Certificate to the Seller; and

(iv)  receipt by the Purchaser of the amounts necessary to make the deposits to the Trust Accounts on the Closing Date specified in the Initial Sale Agreement.

Upon consummation, such sale and purchase shall be effective as of the date of the Initial Bill of Sale.  The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Sale Agreement with respect to each Initial Loan.

(B)     Settlement of the Initial Purchase Price

On the date of the Initial Bill of Sale, the Purchaser shall pay the Seller the Initial Purchase Price.  The portion of the Initial Purchase Price consisting of Class A Notes and Class B Notes shall be issued to the Seller or its designee.  The portion of the Initial Purchase Price consisting of cash shall be paid by wire transfer of immediately available funds to the account specified by the Seller or its designee.  The portion of the Initial Purchase Price consisting of the Excess Distribution Certificate shall be paid by delivery of the Excess Distribution Certificate to the Seller or its designee.

(C)     Interest Subsidy and Special Allowance Payments and Rebate Fees

The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan up to but not including the Initial Cutoff Date, and shall be responsible for the payment of rebate fees, if any, applicable to the Initial Loans accruing up to but not including the Initial Cutoff Date.  The Purchaser and the Eligible Lender Trustee, for the benefit of the Purchaser, shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans accruing from the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing from the Initial Cutoff Date.

    SECTION 3.2   SALE/PURCHASE OF ADDITIONAL LOANS AND SUBSTITUTION  OF SUBSTITUTED LOANS

(A)     Requirements Relating to Additional Loans

From time to time during the Supplemental Purchase Period, the Seller may, but shall not be obligated to sell Eligible Loans to the Purchaser, and the Purchaser may (but only to the extent that funds are available at such time in the Supplemental Purchase Account) purchase such Additional Loans from the Seller at the related Additional Loans Purchase Price set forth in the related Additional Sale Agreement.  In addition, at any time the Seller may transfer Substituted Loans to the Purchaser in satisfaction of any Loan repurchase obligations hereunder.  The sale and purchase (or substitution) of Additional Loans (or Substituted Loans) pursuant to an Additional Sale Agreement shall be consummated as set forth in this Section 3.2.

(B)     Consummation of Sale and Purchase

During the Supplemental Purchase Period with respect to the Additional Loans (and thereafter with respect to any Substituted Loans), the sale and purchase of Eligible Loans pursuant to an Additional Sale Agreement shall be consummated upon (i) the Purchaser's receipt from the Seller of a fully executed copy of the related Additional Sale Agreement; and (ii) the payment by the Purchaser to the Seller of the related Purchase Price.  Upon consummation, such sale and purchase shall be effective as of the date of the related Additional Bill of Sale.  The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the related Additional Sale Agreement with respect to each Additional Loan.

(C)     Settlement of the Purchase Price

On the date of the related Additional Bill of Sale for an Additional Loan, the Purchaser shall pay the Seller the related Purchase Price by wire transfer of immediately available funds to the account specified by the Seller (except that with respect to Substituted Loans, the consideration for such Loans shall be the transfer from the Purchaser to the Seller of ownership of the Loans being substituted).

(D)     Interest Subsidy and Special Allowance Payments and Rebate Fees

The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Additional Loan or Substituted Loan accruing up to but not including the related Subsequent Cutoff Date and shall be responsible for the payment of any rebate fees applicable to such Purchased Loans subject to the related Bill of Sale accruing up to but not including the related Subsequent Cutoff Date.  The Purchaser and the Eligible Lender Trustee on behalf of the Purchaser shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the related Subsequent Cutoff Date with respect to the Additional Loans or Substituted Loans, and shall be responsible for the payment of any rebate fees applicable to the Additional Loans accruing from the date of the related Subsequent Cutoff Date.

    SECTION 3.3   GENERAL

(A)     [Reserved]

(B)     Intent of the Parties

With respect to each sale or substitution of Loans pursuant to these Master Sale Terms and the related Sale Agreements, it is the intention of the Seller, the Interim Eligible Lender Trustee, the Purchaser and the Eligible Lender Trustee, and the Seller hereby warrants that, except for U.S. federal, state and local income and franchise tax purposes, the transfer and assignment constitute a valid sale of such Loans from the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller to the Purchaser and the Eligible Lender Trustee or a valid substitution, for the benefit of and on behalf of the Purchaser, and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller.

SECTION 4.     CONDITIONS PRECEDENT TO SALE AND PURCHASE OR SUBSTITUTION

Any purchase or substitution of Loans pursuant to these Master Sale Terms is subject to the following conditions precedent being satisfied (and SLM ECFC, Bluemont Funding, Town Center Funding, Town Hall Funding and VL Funding, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

(A)     Activities Prior to a Sale or Substitution

Following the execution of a Sale Agreement, the Seller shall provide any assistance requested by the Purchaser in determining that all required documentation on the related Loans is present and correct.

(B)     Continued Servicing

The Seller shall service, or cause to be serviced, all Loans as required under the Higher Education Act until the date of the related Bill of Sale.

(C)     Bill of Sale/Loan Transmittal Summary Form

The Seller shall deliver to the Purchaser:

(i)     a Bill of Sale that (a) has been duly authorized, executed and delivered by an authorized officer of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, covering the applicable Loans offered by the Seller, (b) has been accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser and their assignees all right, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, including the insurance interest of the Interim Eligible Lender Trustee for the benefit of the Seller, in each of the related Loans, and (c) states that the representations and warranties made by the Seller in Sections 5(A) and (B) of these Master Sale Terms are true and correct on and as of the date of the Bill of Sale; and

(ii)     the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

(D)     Endorsement

The Seller and the Interim Eligible Lender Trustee for the benefit of the Seller shall provide a blanket endorsement transferring the entire interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in the Loans to the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser with the form of endorsement provided for in the Initial Sale Agreement with respect to the Initial Loans or any Additional Sale Agreement with respect to any Additional Loans or Substituted Loans.

At the direction of and in such form as the Purchaser may designate, the Seller also agrees to individually endorse any Eligible Loan as the Purchaser may request from time to time.

(E)     Officer’s Certificate

The Seller shall furnish to the Purchaser, with each Bill of Sale provided in connection with each sale or substitution of Loans pursuant to these Master Sale Terms, an Officer’s Certificate, dated as of the date of such Bill of Sale.

(F)     Loan Transfer Statement

Upon the Purchaser’s request, the Seller shall deliver to the Purchaser one (1) or more Loan Transfer Statements (Department Form OE 1074 or its equivalent) provided by the Purchaser, executed by the Interim Eligible Lender Trustee for the benefit of the Seller and dated the date of the related Bill of Sale. The Seller agrees that the Purchaser and the Eligible Lender Trustee may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the Interim Eligible Lender Trustee for the benefit of the Seller to the Eligible Lender Trustee for the benefit of the Purchaser of the Loans listed on the related Bill of Sale.

(G)     Power of Attorney

The Seller and the Interim Eligible Lender Trustee hereby grant to the Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser and to transfer or to cause to be transferred any Note from SLM ECFC, Bluemont Funding, Town Center Funding, Town Hall Funding, VL Funding or the Servicer to the Eligible Lender Trustee or the Indenture Trustee or any other custodian on behalf of either of them.

(H)     Contemporaneous Sale

Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the purchase of Additional Loans, such Additional Loans shall be contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust.

(I)     Sufficient Funds

With respect to the Additional Loans, the amount on deposit in the Supplemental Purchase Account shall be greater than or equal to the related Additional Loans Purchase Price.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF SELLER AND ELIGIBLE LENDER TRUSTEE

(A)     General

The Seller represents and warrants to the Purchaser that with respect to the Initial Loans, as of the Closing Date, and with respect to any Additional Loans sold by it or Substituted Loans substituted by it, as of the related Purchase Date:

(i)     The Interim Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

(ii)     The Interim Eligible Lender Trustee and the Seller are duly organized and existing under the laws of their respective governing jurisdictions;

(iii)     The Interim Eligible Lender Trustee and the Seller have all requisite power and authority to enter into and to perform the terms of these Master Sale Terms, the Initial Sale Agreement and any Additional Sale Agreement, the Initial Bill of Sale and any Additional Bill of Sale;

(iv)     The Interim Eligible Lender Trustee and the Seller will not, with respect to any Loan purchased under any Sale Agreement executed pursuant to these Master Sale Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Purchaser; and

(v)     The Seller does not have the right to cause the Servicer, SLM ECFC, Bluemont Funding, Town Center Funding, Town Hall Funding or VL Funding, as applicable, to modify, discontinue or terminate any borrower benefit incentive program at any time and for any reason.

(B)     Particular

The Seller represents and warrants to the Purchaser as to the Purchased Loans purchased by the Purchaser or substituted by the Seller under the Initial Sale Agreement with respect to the Initial Loans, or each Additional Sale Agreement with respect to any Additional Loans or Substituted Loans, in each case executed pursuant to these Master Sale Terms that as of the date of the Initial Sale Agreement, as of the Statistical Cutoff Date, or as of the related Additional Sale Agreement, as applicable, or as of the date otherwise noted:

(i)     The Interim Eligible Lender Trustee for the benefit of the Seller has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to those Loans;

(ii)     These Master Sale Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Interim Eligible Lender Trustee and the Seller;

(iii)     The Purchased Loans constitute either “Payment Intangibles” or “Accounts” within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(iv)     As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, the Purchased Loans are Eligible Loans and the description of such Loans set forth in the related Sale Agreement and the related Loan Transmittal Summary Form is true and correct;

(v)     The Interim Eligible Lender Trustee and the Seller are authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase or substitution by the Seller and or the Interim Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which the Seller and the Interim Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Interim Eligible Lender Trustee or the Seller is a party or by which the Interim Eligible Lender Trustee or the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(vi)     The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(vii)     No consents or approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

(viii)     Each Purchased Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; such guarantee is in full force and effect and is freely transferable to the Eligible Lender Trustee for the benefit of the Purchaser as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

(ix)     Any payments on the Purchased Loans received by the Interim Eligible Lender Trustee for the benefit of the Seller that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the Purchased Loans as of the related Cutoff Date as stated on the related Loan Transmittal Summary Form is true and correct;

(x)     Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(xi)     All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

(xii)     Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

(xiii)     No Loan is more than two hundred ten (210) days past due as of the Statistical Cutoff Date, with respect to the Initial Loans, and the Subsequent Cutoff Date, as to the Additional Loans or Substituted Loans, no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

(xiv)     It is the intention of the Seller and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller and the Interim Eligible Lender Trustee to the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller;

(xv)     With respect to the first sale of Loans from the Interim Eligible Lender Trustee, on behalf of the Seller, to the Eligible Lender Trustee for the benefit of the Purchaser, the Seller has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Purchaser and the Interim Eligible Lender Trustee hereunder;

(xvi)     Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan.  For Purchased Loans that were executed electronically, either (i) the Servicer has possession of the electronic records evidencing the Note or (ii) the Seller has agreements with the previous holders or servicers of such Note under which the relevant holder or servicer agrees to hold and maintain the electronic records evidencing the Note, in each case as may be necessary to enforce the Note or as may be required by applicable e-sign laws.  The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Purchased Loans.  The Notes that constitute or evidence the

Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee.  All financing statements filed or to be filed against the Interim Eligible Lender Trustee and the Seller in favor of the Eligible Lender Trustee in connection herewith describing the Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee;”

(xvii)     Other than the security interest granted to the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser pursuant to these Master Sale Terms, the Seller and the Interim Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans.  The Seller and the Interim Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against the Seller or the Interim Eligible Lender Trustee that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser hereunder or any other security interest that has been terminated. The Seller and the Interim Eligible Lender Trustee are not aware of any judgment or tax lien filings against the Seller or the Interim Eligible Lender Trustee; and

(xviii)     No Borrower of a Purchased Loan as of the related Cutoff Date is noted in the related Trust Student Loan File as being currently involved in a bankruptcy proceeding;

(xix)     With respect to all Additional Loans (other than with respect to the Substituted Loans), the Supplemental Purchase Period is in full force and effect; and

(xx)     No Loan with a Borrower who resides in New York City has a Borrower who has not made all payments then due and payable.

(C)     The Eligible Lender Trustee and the Purchaser represent and warrant that as of the date of each Sale Agreement and each Bill of Sale:

(i)     The Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of New York.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Sale Terms, each Sale Agreement and each Bill of Sale;

(ii)     The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Sale Terms and each Sale Agreement, and these Master Sale Terms and each Sale Agreement will be executed and delivered by two of its officers who are duly authorized to execute and deliver these Master Sale Terms and each Sale Agreement on its behalf;

(iii)     Neither the execution nor the delivery by it of these Master Sale Terms and each Sale Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or New York state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws; and

(iv)     The Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Sale Terms, each Sale Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6.     REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

(A)     Each party to these Master Sale Terms shall give notice to the other such parties and to the Servicer, the Administrator and SLM ECFC, Bluemont Funding, Town Center Funding, Town Hall Funding or VL Funding, as applicable, promptly, in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a material adverse effect on the interest of the Purchaser in any Trust Student Loan.  In the event of such a material breach of Sections 5(A) and (B) hereof, which is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, the Seller shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event of such a material breach of Sections 5(A) and (B) hereof, which is curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Seller shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period.  The Seller shall also remit as provided in Section 2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed interest amounts and net forfeited Interest

Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan (to the extent not included in the calculation of the Purchase Amount).  In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), the Seller shall remit the Purchase Amount along with those amounts set forth in the immediately preceding sentence in the manner specified in Section 2.6 of the Administration Agreement.  For the avoidance of doubt, any lien created pursuant to the Indenture with respect to any such purchased Trust Student Loan shall be released upon receipt of the related Purchase Amount along with the payment of such other amounts referred to in the immediately preceding sentence.

In addition, if any breach of Sections 5(A) and (B) hereof by the Seller does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Purchaser to repay such interest to a Guarantor), or the loss (including any obligation of the Purchaser to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then the Seller shall reimburse the Purchaser by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 30 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Seller reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, the Seller shall not be required to reimburse the Purchaser for interest that is then capitalized, however, such amounts shall be reimbursed if the Borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor as a result of a breach by the Seller or the Servicer or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act, in each case as a result of a breach by the Seller or the Servicer, exceeds 1% of the Pool Balance, the Seller or the Servicer shall purchase, within 30 days of a written request of the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be purchased by the Seller (or the Servicer as provided in the Servicing Agreement) pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)), with Trust Student Loans with the earliest such date to be repurchased first.

(B)     In lieu of repurchasing Trust Student Loans pursuant to Section 6(A) above, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

(1)	status (i.e., in-school, grace, deferment, forbearance or repayment);

(2)	program type (i.e., Unsubsidized Stafford Loan or Subsidized Stafford Loan (pre-1993 v. post-1993), PLUS Loan or SLS Loan);

(3)	guarantee percentage;

(4)	school type;

(5)	total return;

(6)	principal balance; and

(7)	remaining term to maturity.

In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder.  In choosing Eligible Loans to be substituted pursuant to this Section 6(B), the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.  In connection with each substitution a Sale Agreement and related Bill of Sale regarding such Substituted Loans will be executed and delivered by the applicable parties.

In the event that the Seller elects to substitute Eligible Loans pursuant to this Section 6(B), the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted.  The Seller shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans that are being removed, in the manner provided in Section 2.6 of the Administration Agreement.

(C)     The sole remedy of the Purchaser, the Eligible Lender Trustee and the Noteholders with respect to a breach by the Seller pursuant to Sections 5(A) and (B) hereof shall be to require the Seller to purchase such Trust Student Loans, to reimburse the Purchaser as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B).  The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7.     OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

(A)     Any payment received by the Seller with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to the Purchaser, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts.  Within two (2) Business Days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments along with a listing on a form provided by the Purchaser identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

(B)     Any written communication received at any time by the Seller with respect to any Loan subject to these Master Sale Terms or the related Sale Agreement shall be transmitted by the Seller to the Servicer within two (2) Business Days of receipt.  Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.     CONTINUING OBLIGATION OF THE SELLER

The Seller shall provide all reasonable assistance necessary for the Purchaser to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned the related Purchased Loan, or (b) a payment made or alleged to have been made to the Seller.  Further, the Seller agrees to reasonably cooperate in the preparation and filing of any financing statements at the request of the Purchaser in order to reflect the Purchaser’s interest in the Loans.

SECTION 9.     LIABILITY OF THE SELLER; INDEMNITIES

The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under these Master Sale Terms and each related Sale Agreement.

(i)     The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Eligible Lender Trustee for the benefit of the Purchaser, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

(ii)     The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller’s willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Sale Terms or by reason of reckless disregard of its obligations and duties under these Master Sale Terms.

(iii)     The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to these Master Sale Terms, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:  (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (b) shall arise from any breach by the Eligible Lender Trustee of its covenants in its individual capacity under any of the Basic Documents; or (c) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties in its individual capacity set forth in these Master Sale Terms or any Sale Agreement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee’s choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

Indemnification under this Section 9 shall survive the resignation or removal of the Eligible Lender Trustee and the termination of these Master Sale Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 10.     MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE SELLER

Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to these Master Sale Terms; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following:  (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under these Master Sale Terms, each Sale Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5(A) herein shall have been breached; (iii) the surviving Person, if other than the Seller, shall have delivered to the Eligible Lender Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Sale Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse federal or state tax consequence to the Purchaser or the Noteholders and (v) if the Seller is not the surviving entity, the Seller shall have delivered to the Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.     LIMITATION ON LIABILITY OF THE SELLER AND OTHERS

The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller’s obligations under Section 6 herein).  The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Sale Terms or any Sale Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance listed on the related Bill of Sale is lesser or greater than the aggregate Principal Balance stated on the related Bill of Sale, (i) if lesser, the Seller shall remit such amount to the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser and (ii) if greater, Purchaser shall remit such amount to the Seller.  All such reconciliation payments and adjustments shall be made from time to time but no less frequently than semi-annually.

SECTION 12.     LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE

Notwithstanding anything contained herein to the contrary, these Master Sale Terms and the Initial Sale Agreement have been, and any Additional Sale Agreement will be, signed by Deutsche Bank Trust Company Americas, not in its individual capacity but solely in its capacity as Eligible Lender Trustee for the Purchaser and the Interim Eligible Lender Trustee for the Seller, as the case may be, and in no event shall Deutsche Bank Trust Company Americas, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Eligible Lender Trustee, the Interim Eligible Lender Trustee, the Purchaser or of the Seller, respectively, under these Master Sale Terms or any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

SECTION 13.     EXPENSES

Except as otherwise provided herein or in any other Basic Document, each party to these Master Sale Terms or any Sale Agreement (other than the Interim Eligible Lender Trustee) shall pay its own expenses incurred in connection with the preparation, execution and delivery of these Master Sale Terms or any Sale Agreement and the transactions contemplated herein or therein.

SECTION 14.     SURVIVAL OF COVENANTS/SUPERSESSION

All covenants, agreements, representations and warranties made herein and in or pursuant to the Initial Sale Agreement and each Additional Sale Agreement executed pursuant to these Master Sale Terms shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Sale Agreement.  All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of the Seller shall bind and inure to the benefit of any successors or assigns of the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser and shall survive with respect to each Purchased Loan.  Each Sale Agreement supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof.  A Sale Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought.  The waiver by the Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by the Seller or the waiver by the Purchaser of any provision herein contained or contained in any Sale Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Sale Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Agreement, be construed to lessen the right of the Purchaser to insist upon the performance by the Seller in strict accordance with said terms.

SECTION 15.     COMMUNICATION AND NOTICE REQUIREMENTS

All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be, addressed as set forth in the related Sale Agreement or at such other address as either party may hereafter designate by notice to the other party.  Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.     FORM OF INSTRUMENTS

All instruments and documents delivered in connection with these Master Sale Terms and any Sale Agreement, and all proceedings to be taken in connection with these Master Sale Terms and any Sale Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith.  Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.     AMENDMENT

These Master Sale Terms, any Sale Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders, (i) to cure any ambiguity, to waive compliance with any immaterial provision hereof, to correct or supplement any provisions in the related document or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder, or (ii) to correct any manifest error in the terms of the related document as compared to the terms expressly set forth in the Prospectus.

In addition, these Master Sale Terms, any Sale Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies then rating the Notes, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification (such notice to be prepared by the Administrator) of the substance of such amendment or consent to the Indenture Trustee, and each of the Rating Agencies then rating the Notes.

It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to these Master Sale Terms, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by these Master Sale Terms and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement.  The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee’s own rights, duties or immunities under these Master Sale Terms or otherwise.

SECTION 18.     NON-PETITION COVENANTS

Notwithstanding any prior termination of these Master Sale Terms, the Seller and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser; provided, however, that nothing herein shall be deemed to prohibit the Interim Eligible Lender Trustee from filing a claim or otherwise participating in any such action or proceeding.

Notwithstanding any prior termination of these Master Sale Terms, the Eligible Lender Trustee and the Purchaser shall not acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller; provided, however, that nothing herein shall be deemed to prohibit the Interim Eligible Lender Trustee from filing a claim or otherwise participating in any such action or proceeding.

SECTION 19.     ASSIGNMENT

As of the date hereof, the Seller and the Interim Eligible Lender Trustee each hereby assigns to the Purchaser its entire right, title and interest as purchaser and as the Interim Eligible Lender Trustee under (i) the SLM ECFC Master Purchase Terms, the Bluemont Funding Master Purchase Terms (including the contract rights in and to the SLM ECFC Purchase Agreement, as defined in the Bluemont Funding Master Purchase Terms) that have been assigned to the Seller by Bluemont Funding in the Bluemont Funding Master Purchase Terms, the Town Center Funding Master Purchase Terms (including the contract rights in and to the SLM ECFC Purchase Agreement, as defined in the Town Center Funding Master Purchase Terms) that have been assigned to the Seller by Town Center Funding in the Town Center Funding Master Purchase Terms, the Town Hall Funding Master Purchase Terms (including the contract rights in and to the SLM ECFC Purchase Agreement, as defined in the Town Hall Funding Master Purchase Terms) that have been assigned to the Seller by Town Hall Funding in the Town Hall Funding Master Purchase Terms, and the VL Funding Master Purchase Terms (including the contract rights in and to the SLM ECFC Purchase Agreement, as defined in the VL Funding Master Purchase Terms) that have been assigned to the Seller by VL Funding in the VL Funding Master Purchase Terms and (ii) any Purchase Agreement thereunder and acknowledges that the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Eligible Lender Trustee hereunder, to the Indenture Trustee under the Indenture.

SECTION 20.     GOVERNING LAW

These Master Sale Terms and any Sale Agreements shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused these Master Sale Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM FUNDING LLC (Seller) By: /s/ Mark D. Rein Name: Mark D. Rein Title: Vice President
SLM STUDENT LOAN TRUST 2013-2
(Purchaser)

By: Deutsche Bank Trust Company Americas,
not in its individual capacity but solely as Eligible Lender Trustee

By: /s/ Michele H.Y. Voon
Name:    Michele H.Y. Voon
Title:      Vice President

By: /s/ Robin Durant
Name:    Robin Durant
Title:      Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Interim Eligible Lender Trustee By: /s/ Michele H.Y. Voon Name: Michele H.Y. Voon Title: Vice President	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee By: /s/ Michele H.Y. Voon Name: Michele H.Y. Voon Title: Vice President
By: /s/ Robin Durant Name: Robin Durant Title: Associate	By: /s/ Robin Durant Name: Robin Durant Title: Associate

Attachment A

INITIAL SALE AGREEMENT

Dated as of April 11, 2013
SALE AGREEMENT NUMBER 1

Pursuant to the Master Sale Terms (as defined below), each of Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of SLM Funding LLC (the “Seller”) and the Seller hereby offer for sale to each of Deutsche Bank Trust Company Americas, as the Eligible Lender Trustee on behalf of SLM Student Loan Trust 2013-2 (the “Purchaser”) and the Purchaser, the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser accepts the Seller’s and the Interim Eligible Lender Trustee’s offer.  In order to qualify as Eligible Loans, no payment of principal of or interest on any such Loans shall be more than two hundred and ten (210) days past due as of the Statistical Cutoff Date.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller hereby sells to each of the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Initial Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000 (the “Master Sale Terms”) and amendments, each incorporated herein by reference, among the Seller, the Interim Eligible Lender Trustee, the Purchaser, and the Eligible Lender Trustee.  The Initial Purchase Price for the Initial Loans shall be the issuance of the Class A Notes, the Class B Notes and the Excess Distribution Certificate to the Seller or its designee.

As agreed in Section 3.1(A)(iv) of the Master Sale Terms, and as a further condition to the consummation of such sale, the Seller will pay to the Purchaser, the following amounts in order for the Purchaser to make the applicable deposits to the Trust Accounts:

1.              $0 (representing the Borrower Benefit Account Initial Deposit);

2.              [Reserved];

3.              $6,780,000 plus $0 (representing the excess, if any, of the Pool Balance as of the Statistical Cutoff Date over the Initial Cutoff Date Pool Balance, to the extent such excess amount is not deposited into the Supplemental Purchase Account) (representing the Collection Account Initial Deposit);

4.              $7,490,748 (representing the Reserve Account Initial Deposit); and

1

5.              an amount to be specified in a certificate to be delivered on and dated the Closing Date, which is equal to the excess, if any, of (x) the Pool Balance as of the Statistical Cutoff Date over (y) the Initial Cutoff Date Pool Balance; provided that such amount is not in excess of 10% of the Pool Balance as of the Statistical Cutoff Date (representing the Supplemental Purchase Account Initial Deposit).

This document shall constitute the Initial Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms.  All references in the Master Sale Terms to Loans, Eligible Loans, Initial Loans or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Sale Agreement.  The Seller hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Sale Terms and makes such representations and warranties with respect to the Initial Loans governed by this Initial Sale Agreement.

Each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074) as official notification to the applicable Guarantor of assignment to the Eligible Lender Trustee for the benefit of the Purchaser of the Initial Loans purchased pursuant hereto on the Closing Date.

The parties hereto intend that the transfer of Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans.  However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Seller hereby grants to the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser a first priority security interest in and to all Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

2

IN WITNESS WHEREOF, the parties hereto have caused this Initial Sale Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM FUNDING LLC (Seller) By: /s/ Mark D. Rein Name: Mark D. Rein Title: Vice President
SLM STUDENT LOAN TRUST 2013-2
(Purchaser)

By: Deutsche Bank Trust Company Americas,
not in its individual capacity but solely as Eligible Lender Trustee

By: /s/ Michele H.Y. Voon
Name:    Michele H.Y. Voon
Title:      Vice President

By: /s/ Robin Durant
Name:    Robin Durant
Title:      Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Interim Eligible Lender Trustee By: /s/ Michele H.Y. Voon Name: Michele H.Y. Voon Title: Vice President	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee By: /s/ Michele H.Y. Voon Name: Michele H.Y. Voon Title: Vice President
By: /s/ Robin Durant Name: Robin Durant Title: Associate	By: /s/ Robin Durant Name: Robin Durant Title: Associate

3

INITIAL SALE AGREEMENT NUMBER 1

BLANKET ENDORSEMENT DATED APRIL 11, 2013

Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC (the “Seller”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Initial Bill of Sale dated the date hereof executed by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in favor of Deutsche Bank Trust Company Americas, as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2013-2 (the “Purchaser”), and the Purchaser.  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Sale Terms referred to in the Initial Sale Agreement among the Seller, the Purchaser, the Interim Eligible Lender Trustee, and the Eligible Lender Trustee which covers this promissory note.

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by the Purchaser as the Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE SALE AGREEMENT MASTER LOAN SECURITIZATION TERMS 1000.  BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE INITIAL SALE AGREEMENT (“INITIAL SALE AGREEMENT”).  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE PURCHASER’S PAYMENT TO THE SELLER OF THE INITIAL PURCHASE PRICE AS DEFINED IN THE MASTER SALE TERMS AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL BILL OF SALE.

1

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the Benefit of SLM Funding LLC

Lender Code:  833 253

By:  /s/ Michele H.Y. Voon
(Signature of Authorized Officer)
Name:  Michele H.Y. Voon
Title:    Vice President

By:  /s/ Robin Durant
(Signature of Authorized Officer)
Name:  Robin Durant
Title:    Associate

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2013-2

By:  /s/ Michele H.Y. Voon
(Signature of Authorized  Signatory for the Purchaser)
Name:  Michele H.Y. Voon
Title:    Vice President

By:  /s/ Robin Durant
(Signature of Authorized  Signatory for the Purchaser)
Name:  Robin Durant
Title:    Associate

Date of Purchase:  April 11, 2013

2

Attachment B

BILL OF SALE DATED APRIL 11, 2013

The undersigned SLM Funding LLC (“Seller”) and Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee for the benefit of the Seller under the Funding Interim Trust Agreement dated as of April 11, 2013 (“Interim Eligible Lender Trustee”), for value received and pursuant to the terms and conditions of Initial Sale Agreement Number 1 (“Initial Sale Agreement”) among the Seller, the Interim Eligible Lender Trustee, SLM Student Loan Trust 2013-2 (“Purchaser”) and Deutsche Bank Trust Company Americas, as the Eligible Lender Trustee, do hereby sell, assign and convey to the Purchaser and the Eligible Lender Trustee, on behalf of the Purchaser, and their assignees, without recourse except as provided in the Initial Sale Agreement, all right, title and interest of the Seller and the Interim Eligible Lender Trustee, including the insurance interest of the Seller and the Interim Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee on behalf of the Purchaser has accepted for purchase.  The portfolio of Initial Loans accepted for purchase by the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

The Seller hereby makes the representations and warranties set forth in Sections 5(A) and 5(B) of the Sale Agreement Master Securitization Terms Number 1000 incorporated by reference in the  Initial Sale Agreement with respect to the Loans being sold hereby.  The Seller and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee on behalf of the Purchaser of the Initial Loans on the Closing Date.

LISTING OF LOANS ON FOLLOWING PAGE

1

CERTAIN OTHER LOAN CRITERIA

■	Not in claims status, not previously rejected
■	Not in litigation
■	Last disbursement was on or before the Statistical Cutoff Date
■	Loan is not swap-pending

*Based upon the Seller’s estimated calculations, which may be adjusted upward or downward based upon the Purchaser’s reconciliation.
**Includes interest to be capitalized.

2

Guarantors:

American Student Assistance
College Assist
Educational Credit Management Corporation
Finance Authority Of Maine
Florida Office Of Student Financial Assistance
Georgia Student Finance Commission
Great Lakes Higher Education Guaranty Corporation
Illinois Student Assistance Commission
Kentucky Higher Education Assistance Authority
Louisiana Office Of Student Financial Assistance
Michigan Guaranty Agency
Missouri Department of Higher Education
Montana Guaranteed Student Loan Program
Nebraska National Student Loan Program
New Hampshire Higher Education Assistance Foundation
New Jersey Higher Education Student Assistance Authority
New York State Higher Education Services Corporation
Northwest Education Loan Association
Oklahoma Guaranteed Student Loan Program
Pennsylvania Higher Education Assistance Agency
Rhode Island Higher Education Assistance Authority
Student Loan Guarantee Foundation of Arkansas
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.

3

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC

Lender Code:  833 253

By:  /s/ Michele H.Y. Voon
(Signature of Authorized Officer)
Name:  Michele H.Y. Voon
Title:    Vice President

By:  /s/ Robin Durant
(Signature of Authorized Officer)
Name:  Robin Durant
Title:    Associate

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2013-2

By:  /s/ Michele H.Y. Voon
(Signature of Authorized Signatory for the Purchaser)
Name:  Michele H.Y. Voon
Title:    Vice President

By:  /s/ Robin Durant
(Signature of Authorized Signatory for the Purchaser)
Name:  Robin Durant
Title:    Associate

Date of Purchase: April 11, 2013

SELLER SLM Funding LLC 2001 Edmund Halley Drive Reston, Virginia 20191 Lender Code: By: /s/ Mark D. Rein (Signature of Authorized Officer) Name: Mark D. Rein Title: Vice President

1

Attachment C

ADDITIONAL SALE AGREEMENT NUMBER [   ]
Dated as of [ ], 2013

ADDITIONAL SALE AGREEMENT NUMBER [  ]

Each of Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of SLM Funding LLC (the “Seller”) and the Seller hereby offer for sale to each of Deutsche Bank Trust Company Americas, as Eligible Lender Trustee (the “Eligible Lender Trustee”) on behalf of SLM Student Loan Trust 2013-2 (the “Purchaser”), and the Purchaser, the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser accept the Seller’s and the Interim Eligible Lender Trustee’s offer.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller hereby sells to each of the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000, dated April 11, 2013 (the “Master Sale Terms”), and any amendments thereto permitted by its terms, incorporated herein by reference, among the Seller, the Purchaser, the Interim Eligible Lender Trustee and the Eligible Lender Trustee.  The applicable Additional Loans Purchase Price shall be $[_____].

This document shall constitute an Additional Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms.  All references in the Master Sale Terms to Loans or Additional Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Additional Loans governed by this Additional Sale Agreement.  The Seller hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Sale Terms regarding the Additional Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form, as of the related Purchase Date.

Each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the related Additional Bill of Sale, including the Loan Transmittal Summary Form attached to such Additional Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Eligible Lender Trustee on behalf of the Purchaser of the Loans purchased pursuant hereto on the Purchase Date.

2

The parties hereto intend that the transfer of Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Seller hereby grants to the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser a first priority security interest in and to all Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Additional Sale Agreement Number [  ] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC

Lender Code:  _________________

By:  ____________________________
       (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2013-2

By:  _____________________________
(Signature of Authorized Signatory for the Purchaser)

Name:  __________________________

Title:  ___________________________

Date of Purchase:  _________________

3

ADDITIONAL SALE AGREEMENT NUMBER [         ]
[   ] BLANKET ENDORSEMENT DATED [            ], 2013

SLM Funding LLC (the “Seller”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Additional Bill of Sale executed by the Seller in favor of Deutsche Bank Trust Company Americas, as the Interim Eligible Lender Trustee for the benefit of SLM Student Loan Trust 2013-2 (the “Purchaser”), and the Purchaser.  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Sale Terms referred to in the Additional Sale Agreement among the Seller, the Purchaser, the Interim Eligible Lender Trustee and the Eligible Lender Trustee which covers the promissory note (the “Additional Sale Agreement”).

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by the Purchaser as the Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE ADDITIONAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED ADDITIONAL SALE AGREEMENT.  BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE ADDITIONAL SALE AGREEMENT.  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING’S PAYMENT TO THE SELLER OF THE ADDITIONAL LOANS PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY THE SELLER AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE ADDITIONAL BILL OF SALE.

1

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC

Lender Code:  _________________

By:  ____________________________
       (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2013-2

By:  _____________________________
(Signature of Authorized Signatory for the Purchaser)

Name:  __________________________

Title:  ___________________________

Date of Purchase:  _________________

2

Attachment D

ADDITIONAL BILL OF SALE

DATED [           ], 2013

The undersigned SLM Funding LLC (the “Seller”) and Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee for the benefit of the Seller under the Funding Interim Trust Agreement dated as of April 11, 2013 (“Interim Eligible Lender Trustee”), for value received and pursuant to the terms and conditions of Additional Sale Agreement Number [       ] (the “Sale Agreement”) among the Seller, the Interim Eligible Lender Trustee, SLM Student Loan Trust 2013-2 (the “Purchaser”) and Deutsche Bank Trust Company Americas, as the Eligible Lender Trustee, does hereby sell, assign and convey to the Purchaser and the Eligible Lender Trustee, for the benefit of the Purchaser, and their assignees, without recourse except as provided in the Additional Purchase Agreement, all right, title and interest of the Seller and the Interim Eligible Lender Trustee, including the insurance interest of the Seller under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee for the benefit of the Purchaser has accepted for purchase.  The portfolio of Additional Loans accepted for purchase by the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

The Seller hereby makes the representations and warranties set forth in Sections 5(A) and 5(B) of the Sale Agreement Master Securitization Terms Number 1000 incorporated by reference in the Additional Sale Agreement related hereto with respect to the Additional Loans being sold hereby.  The Seller and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Eligible Lender Trustee for the benefit of the Purchaser of the portfolio of Additional Loans accepted for purchase, on the date of purchase.

LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

■	Not in claims status, not previously rejected
■	Not in litigation
■	Last disbursement was on or before the related Cutoff Date
■	Loan is not swap-pending

*Based upon the Seller’s estimated calculations, which may be adjusted upward or downward based upon the Purchaser’s reconciliation.
** Includes interest to be capitalized.

Guarantor(s):

[TO BE PROVIDED]

IN WITNESS WHEREOF, the parties hereto have caused this Additional Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC

Lender Code:  _________________

By:  ___________________________
     (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2013-2

By:  _____________________________
(Signature of Authorized Signatory for the Purchaser)

Name:  __________________________

Title:  ___________________________

Date of Purchase:  _________________

SELLER SLM Funding LLC 2001 Edmund Halley Drive Reston, Virginia 20191 Lender Code: By: _____________________________ (Signature of Authorized Officer) Name: Title:

Annex I

LOAN TRANSMITTAL SUMMARY FORM

Additional Loans	Principal Balance as of the related Subsequent Cutoff Date	Purchase Price